                                             SEMIANNUAL REPORT  |  June 30, 2002

                                                                      The Strong

                                                                 Multi Cap Value

                                                                         Fund II



Table of Contents


Investment Review

          Strong Multi Cap Value Fund II .................  2

Financial Information

          Schedule of Investments in Securities
               Strong Multi Cap Value Fund II ............  4
          Statement of Assets and Liabilities ............  6
          Statement of Operations ........................  7
          Statements of Changes in Net Assets ............  8
          Notes to Financial Statements ..................  9

Financial Highlights ..................................... 12

Directors and Officers ................................... 13

Strong Multi Cap Value Fund II
================================================================================

Your Fund's Approach
The Strong Multi Cap Value Fund II seeks long-term capital growth. Current income is a secondary objective. The Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small-, medium-, and large-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund's manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. The Fund may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return. The Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 10-10-97 to 6-30-02

                              [CHART APPEARS HERE]

                                                     Lipper
                The Strong                           Multi-Cap
                 Multi Cap           S&P 500        Value Funds
               Value Fund II          Index*          Index*
Sep 97            $10,000             $10,000         $10,000
Dec 97            $ 9,919             $10,072         $10,140
Mar 98            $10,721             $11,475         $11,299
Jun 98            $10,005             $11,854         $11,099
Sep 98            $ 7,817             $10,677         $ 9,412
Dec 98            $10,135             $12,949         $10,802
Mar 99            $10,177             $13,594         $10,880
Jun 99            $11,016             $14,552         $12,165
Sep 99            $ 9,203             $13,645         $10,858
Dec 99            $ 9,844             $15,674         $11,444
Mar 00            $10,093             $16,033         $11,470
Jun 00            $ 9,844             $15,602         $11,356
Sep 00            $10,708             $15,457         $12,010
Dec 00            $10,615             $14,248         $12,546
Mar 01            $10,636             $12,560         $12,220
Jun 01            $11,168             $13,295         $13,075
Sep 01            $ 9,628             $11,344         $11,284
Dec 01            $11,052             $12,556         $12,709
Mar 02            $11,627             $12,591         $13,011
Jun 02            $10,445             $10,905         $11,651

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of October 1997.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The rebound in U.S. corporate profits that began in December 2001 continued in the first quarter of 2002, fueled by low interest rates, low energy prices, declining unit labor costs, and restocking of inventories. Additionally, U.S. profit growth was aided by a number of temporary factors, such as tax rebates, tax refunds, home mortgage refinancing, and a warm winter.

     However, during April, the pace of economic recovery began to slow, as the temporary lifts to consumer spending started to fade. The second quarter ended with the U.S. economic recovery stalling, but with some indicators suggesting a reacceleration to come in the third quarter.

     After a strong rally in the fourth quarter of 2001, stocks have fallen sharply since the beginning of the year, despite the upturn in corporate profitability. In particular, recent financial scandals have helped to breed a lack of trust among investors, leading to more conservative valuations in the stock market.

Q:   How did your Fund perform?

A: In this challenging environment, the Fund significantly outperformed its primary benchmark, the S&P 500 Index, which posted a double-digit loss for the first half of the year. Value stocks, particularly in the small-cap range, continued to be in vogue.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In general, the Fund benefited most from certain positions in basic materials, energy, and consumer cyclicals. Gold stocks appreciated steadily during the first half of the year. They were spurred by the weakening U.S. dollar, a reduction in hedging by gold producers, heightened conflict in the Middle East, and weak equity markets. Energy stocks benefited from rising prices for crude oil and natural gas.

     While we outperformed on a relative basis versus our benchmark, our absolute results were negatively impacted by telecommunications and technology holdings.

Q:   What is your future outlook?

A: Capital continues to flow to companies that have real businesses -- that is, those that focus on generating profits and shareholder value. We believe this trend bodes well for value investing, and we remain convinced that the market is in the early stages of a multiyear period in which value stocks could outperform growth stocks. We also anticipate that small-cap stocks could continue to outperform large caps over the next several years.

     We believe stock leadership will come mostly from previously neglected sectors that have fundamentally improved their supply/demand profile. These include basic materials and commodity-related areas such as precious metals and industrial metals, manufacturers, and suppliers. With free cash flow rebounding, it appears that orders for equipment from U.S. manufacturers should continue to inch up.

     Energy remains the most heavily weighted sector in the Fund. We believe there are many factors pointing to further outperformance by our energy holdings compared to other holdings in the Fund for the remainder of 2002. As the global economy continues to recover, energy demand should strengthen.

     Another area of interest to us is in those companies positioned to benefit from the aging of the Baby Boom generation. This trend is generating significant investment opportunities in the healthcare sector, including nursing-care facilities, biotechnology, and medical-technology stocks.

     While we have been able to identify pockets of opportunity, we remain cautious on the near-term outlook for the overall equity market. Until investors become confident that a higher degree of integrity has been restored to the system, we believe they are likely to continue to assign lower valuations to stocks. In the meantime, though, rising corporate earnings should help provide a floor to the broader market.

     We thank you for your investment in the Strong Multi Cap Value Fund II.

     I. Charles Rinaldi
     Portfolio Manager

Average Annual Total Returns/1/
As of 6-30-02

-----------------------------------------------

           1-year                        -6.47%

           3-year                        -1.76%

           Since Fund Inception           0.93%
           (10-10-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The Fund's returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing performance quoted.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                         STRONG MULTI CAP VALUE FUND II

                                                   Shares or
                                                   Principal          Value
                                                    Amount           (Note 2)
                                                   ---------         --------
Common Stocks 96.8%
Auto Manufacturers - Domestic 3.1%
General Motors Corporation                           19,900        $1,063,655

Auto/Truck - Original Equipment 2.3%
Borg-Warner Automotive, Inc.                          5,350           309,016
Dana Corporation                                     27,300           505,869
                                                                   ----------
                                                                      814,885

Banks - Money Center 0.7%
Bank of America Corporation                           3,400           239,224

Banks - Southeast 1.1%
Hibernia Corporation Class A                         19,800           391,842

Building - Construction Products/
  Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)                   58,100         1,217,776

Building - Heavy Construction 1.1%
Chicago Bridge & Iron Company NV                     13,450           379,156

Building - Maintenance & Services 0.7%
ABM Industries, Inc.                                 14,900           258,664

Building - Paint & Allied Products 0.6%
RPM, Inc.                                            13,200           201,300

Chemicals - Fertilizers 1.2%
Agrium, Inc.                                         44,030           413,882

Computer - Memory Devices 0.0%
Read-Rite Corporation (b)                            10,000             4,800

Electronics - Laser Systems/Component 2.8%
Coherent, Inc. (b)                                   33,600           992,510

Electronics - Scientific Instruments 0.8%
Veeco Instruments, Inc. (b)                          12,130           280,324

Electronics - Semiconductor
  Manufacturing 0.7%
Power Integrations, Inc. (b)                         14,000           250,586

Finance - Investment Management 1.3%
Franklin Resources, Inc.                             11,000           469,040

Household - Appliances 2.2%
Maytag Corporation                                   18,100           771,965

Insurance - Property/Casualty/Title 5.7%
Chubb Corporation                                    10,300           729,240
Mercury General Corporation                          23,040         1,117,440
PartnerRe, Ltd.                                       3,170           155,172
                                                                   ----------
                                                                    2,001,852

Leisure - Services 1.0%
Pegasus Solutions, Inc. (b)                          19,810           346,675

Medical - Ethical Drugs 1.2%
Schering-Plough Corporation                          17,100           420,660

Medical - Nursing Homes 3.2%
Beverly Enterprises, Inc. (b)                        47,800           363,758
Manor Care, Inc. (b)                                 32,000           736,000
                                                                   ----------
                                                                    1,099,758

Medical/Dental - Services 3.3%
Omnicare, Inc.                                       44,500         1,168,570

Metal Ores - Gold/Silver 7.4%
Apex Silver Mines, Ltd. (b)                          39,000           565,500
Harmony Gold Mining Company, Ltd.
  Sponsored ADR                                      45,300           612,909
Newmont Mining Corporation
  Holding Company                                    53,200         1,400,756
                                                                   ----------
                                                                    2,579,165

Metal Ores - Miscellaneous 6.2%
Alcan, Inc.                                          10,100           378,952
BHP Billiton, Ltd. Sponsored ADR                     16,000           188,800
Cameco Corporation                                   39,900         1,023,435
Inco, Ltd. (b)                                       25,100           568,264
                                                                   ----------
                                                                    2,159,451
Oil & Gas - Canadian Integrated 1.2%
Imperial Oil, Ltd.                                   13,100           408,589

Oil & Gas - Drilling 3.0%
Helmerich & Payne, Inc.                              29,100         1,039,452

Oil & Gas - Field Services 9.6%
Global Industries, Ltd. (b)                         114,400           799,656
Key Energy Services, Inc. (b)                        89,400           938,700
Petroleum Geo-Services ASA
  Sponsored ADR (b)                                 141,600           509,760
Schlumberger, Ltd.                                   21,090           980,685
Willbros Group, Inc. (b)                              7,100           120,700
                                                                   ----------
                                                                    3,349,501

Oil & Gas - International Integrated 2.2%
Conoco, Inc.                                         27,900           775,620

Oil & Gas - Refining/Marketing 2.3%
El Paso Corporation                                  39,300           809,973

Oil & Gas - United States Exploration
  & Production 9.1%
Forest Oil Corporation (b)                           45,300         1,287,879
Noble Energy, Inc.                                   28,000         1,009,400
Range Resources Corporation (b)                      28,300           158,480
Stone Energy Corporation (b)                         17,700           712,425
                                                                   ----------
                                                                    3,168,184

Pollution Control - Equipment 0.4%
Calgon Carbon Corporation                            16,100           135,240

Retail - Department Stores 0.3%
May Department Stores Company                         3,600           118,548

Retail - Major Discount Chains 1.6%
Family Dollar Stores, Inc.                           15,500           546,375

Steel - Specialty Alloys 3.4%
GrafTech International, Ltd. (b)                     95,900         1,179,570

Telecommunications - Cellular 1.8%
AT&T Wireless Services, Inc. (b)                    108,600           635,310

Telecommunications - Equipment 1.9%
ADC Telecommunications, Inc. (b)                    141,500           324,035
ECI Telecom, Ltd. (b)                               113,300           339,900
                                                                   ----------
                                                                      663,935

--------------------------------------------------------------------------------

                                                          Shares or
                                                          Principal     Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Telecommunications - Services 5.8%
ALLTEL Corporation                                           12,450 $   585,150
Qwest Communications International, Inc. (b)                 87,400     244,720
Sprint Corporation                                           77,600     823,336
Touch America Holdings, Inc. (b)                            130,500     358,875
WorldCom, Inc.-WorldCom Group (b)                            69,500      34,750
                                                                     ----------
                                                                      2,046,831
Transportation - Rail 2.3%
CSX Corporation                                              23,300     816,665
Utility - Electric Power 1.8%
TECO Energy, Inc.                                            26,100     645,975
-------------------------------------------------------------------------------
Total Common Stocks (Cost $37,496,693)                               33,865,508
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.0%
Repurchase Agreements
State Street Bank (Dated, 6/28/02), 1.50%
  Due 7/01/02 (Repurchase proceeds
  $1,052,532); Collateralized by:
  United States Government &
  Agency Issues (c)                                      $1,052,400   1,052,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,052,400)                        1,052,400
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $38,549,093) 99.8%             34,917,908
Other Assets and Liabilities, Net 0.2%                                   70,749
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $34,988,657
===============================================================================

-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                             Strong Multi Cap
                                                              Value Fund II
                                                             ----------------
Assets:
  Investments in Securities, at Value (Cost of $38,549,093)      $34,917,908
  Receivable for Securities Sold                                      68,058
  Dividends and Interest Receivable                                   25,634
  Other Assets                                                         5,637
                                                                 -----------
  Total Assets                                                    35,017,237

Liabilities:
  Payable for Securities Purchased                                    21,981
  Accrued Operating Expenses and Other Liabilities                     6,599
                                                                 -----------
  Total Liabilities                                                   28,580
                                                                 -----------
Net Assets                                                       $34,988,657
                                                                 ===========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                  $35,829,090
  Undistributed Net Investment Income                                115,070
  Undistributed Net Realized Gain                                  2,675,682
  Net Unrealized Depreciation                                     (3,631,185)
                                                                 -----------
  Net Assets                                                     $34,988,657
                                                                 ===========
Capital Shares Outstanding (Unlimited Number Authorized)           3,632,291

Net Asset Value Per Share                                              $9.63
                                                                       =====

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)


                                                                Strong Multi Cap
                                                                 Value Fund II
                                                                ----------------
Income:
  Dividends (net of foreign withholding taxes of $1,542)           $  173,610
  Interest                                                             25,076
                                                                   ----------
  Total Income                                                        198,686

Expenses:
  Investment Advisory Fees                                            134,020
  Administrative Fees                                                  53,658
  Custodian Fees                                                        7,511
  Shareholder Servicing Costs                                          28,747
  Reports to Shareholders                                              14,830
  Other                                                                 7,796
                                                                   ----------
  Total Expenses Before Expense Offsets                               246,562
  Expense Offsets (Note 4)                                            (34,410)
                                                                   ----------
  Expenses, Net                                                       212,152
                                                                   ----------
Net Investment Loss                                                   (13,466)

Realized and Unrealized Gain (Loss):
  Net Realized Gain on Investments                                  1,514,215
  Net Change in Unrealized Appreciation/Depreciation on
   Investments                                                     (3,603,579)
                                                                   ----------
Net Loss on Investments                                            (2,089,364)
                                                                   ----------
Net Decrease in Net Assets Resulting from Operations              ($2,102,830)
                                                                   ==========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    Strong Multi Cap Value Fund II
                                                                   --------------------------------
                                                                   Six Months Ended    Year Ended
                                                                    June 30, 2002     Dec. 31, 2001
                                                                   ----------------   -------------
                                                                     (Unaudited)
Operations:
  Net Investment Income (Loss)                                        ($    13,466)    $   128,536
  Net Realized Gain                                                      1,514,215       1,288,750
  Net Change in Unrealized Appreciation/Depreciation                    (3,603,579)       (508,697)
                                                                       -----------     -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations       (2,102,830)        908,589

Distributions:
  From Net Investment Income                                                    --          (1,287)
  From Net Realized Gains                                                       --         (10,612)
                                                                       -----------     -----------
  Total Distributions                                                           --         (11,899)

Capital Share Transactions:
  Proceeds from Shares Sold                                             26,883,819      30,739,422
  Proceeds from Reinvestment of Distributions                                   --          11,899
  Payment for Shares Redeemed                                          (23,126,182)    (17,795,048)
                                                                       -----------     -----------
  Net Increase in Net Assets from Capital Share Transactions             3,757,637      12,956,273
                                                                       -----------     -----------
Total Increase In Net Assets                                             1,654,807      13,852,963

Net Assets:
  Beginning of Period                                                   33,333,850      19,480,887
                                                                       -----------     -----------
  End of Period                                                        $34,988,657     $33,333,850
                                                                       ===========     ===========
Transactions in Shares of the Fund:
  Sold                                                                   2,642,179       3,104,418
  Issued in Reinvestment of Distributions                                       --           1,200
  Redeemed                                                              (2,281,310)     (1,824,922)
                                                                         ---------       ---------
  Net Increase in Shares of the Fund                                       360,869       1,280,696
                                                                         =========       =========


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization
     Strong Multi Cap Value Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 2002, approximately 48% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted securities at June 30, 2002.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Statement of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Fund. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Transfer Agency Banking Charges in the Fund's Statement of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     The amount payable to the Advisor at June 30, 2002, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees, excluding the effects of waivers and absorptions, for the six months then ended were $814, $29,397, $1,442 and $725, respectively.

4.   Expense Offsets
     The Strong Multi Cap Value Fund II had expense waivers and absorptions, earnings credits, and fees paid indirectly by Advisor of $32,941, $27 and $1,442, respectively.

--------------------------------------------------------------------------------

 5.  Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Fund outstanding under the LOC.

 6.  Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were $14,547,992 and $9,625,113, respectively. There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2002.

 7.  Income Tax Information
     At June 30, 2002, the cost of investments in securities for federal income tax purposes was $38,919,984. Net unrealized depreciation of securities was $4,002,076, consisting of gross unrealized appreciation and depreciation of $3,344,253 and $7,346,329, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG MULTI CAP VALUE FUND II
--------------------------------------------------------------------------------

                                                                                               Period Ended
                                                                --------------------------------------------------------------------
                                                                June 30,        Dec. 31,     Dec. 31,  Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                    2002/(b)/         2001         2000      1999      1998    1997/(c)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.19          $ 9.79          $9.12    $10.08    $ 9.90     $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                  (0.01)           0.04           0.04      0.06      0.03       0.01
  Net Realized and Unrealized Gains (Losses) on investments     (0.55)           0.36           0.67     (0.35)     0.18      (0.09)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (0.56)           0.40           0.71     (0.29)     0.21      (0.08)

Less Distributions:
  From Net Investment Income                                       --           (0.00)/(d)/    (0.04)    (0.07)    (0.03)     (0.01)
  In Excess of Net Investment Income                               --              --             --        --        --      (0.01)
  From Net Realized Gains                                          --           (0.00)/(d)/       --     (0.60)       --        --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              --           (0.00)/(d)/    (0.04)    (0.67)    (0.03)     (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 9.63          $10.19          $9.79    $ 9.12    $10.08     $ 9.90
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -5.5%           +4.1%          +7.8%     -2.9%     +2.2%      -0.8%
  Net Assets, End of Period (In Thousands)                    $34,989         $33,334        $19,481   $10,884    $4,022       $705
  Ratio of Expenses to Average Net Assets Before Expense         1.4%*           1.3%           1.4%      1.6%      2.0%       1.5%*
    Offsets
  Ratio of Expenses to Average Net Assets                        1.2%*           1.2%           1.2%      1.2%      1.2%       1.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.0%)*/(d)/     0.4%           0.5%      0.9%      0.7%       0.7%*
  Portfolio Turnover Rate                                       28.8%           60.7%          56.5%     93.9%     73.3%       3.1%


 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from October 10, 1997 (inception) to December 31, 1997.
(d) Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.
   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since
 July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

 Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

 Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President and Assistant
 Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

 Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best
 & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

 Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.
   Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

 John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999. From May
 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

 Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991,
 Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25414-0602

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

[STRONG LOGO]

                                                                     WH3177 0602